MORGAN STANLEY [GRAPHIC OMITTED][GRAPHIC OMITTED]                                          EXECUTION COPY
----------------------------------------------------------------------------------------------------------

Date:    July 28, 2006
To:      RFMSI Series 2006-S6 Trust, acting through U.S. Bank      From:       Morgan Stanley Capital Services Inc.
         National Association, not in its individual capacity
         but solely as Trustee for the benefit of the RFMSI
         Series 2006-S6 Trust
Attn:    U.S. Bank National Association                            Contact:    New York Derivative Client Services
         EP-MN-WS3D                                                Group
         60 Livingston Avenue
         St. Paul, Minnesota 55107
         Attn:  Structured Finance/RFMSI Series 2006-S6 Trust

Fax:     (651) 495-8090                                            Fax:        (646) 202-9190
Tel:     (651) 495-3880                                            Tel:        (212) 761-2996
With copy to: Heather Anderson
Fax:     (952) 838-4669
Tel:     (952) 857-6030
Re:      KQBFP, Class A-3

                  The  purpose of this letter  agreement  is to confirm  the terms and  conditions  of the
Swap  Transaction  entered into between the RFMSI Series 2006-S6 Trust,  acting through U.S. Bank National
Association,  not in its  individual  capacity  but solely as Trustee for the benefit of the RFMSI  Series
2006-S6 Trust (the  "TRUSTEE"),  and Morgan  Stanley  Capital  Services  Inc., on the Trade Date specified below (the  "TRANSACTION").  This letter  agreement  constitutes  a  "Confirmation"  as referred to in the
ISDA Master Agreement below.

                  The definitions and provisions  contained in the 2000 ISDA  Definitions (as published by the International  Swaps and Derivatives  Association,  Inc.) are incorporated into this Confirmation.  In the event of any  inconsistency  between those definitions and this  Confirmation,  this Confirmation will govern.  All  capitalized  terms used but not otherwise  defined in the Agreement  shall have the meanings given  thereto  in the  series  supplement,  dated as of July 1, 2006 (the  "Series  Supplement"),  to the
standard  terms of the pooling and servicing  agreement  dated as of June 1, 2006 (the  "Standard  Terms")
among Residential Funding Mortgage Securities I, Inc. as depositor,  Residential Funding  Corporation,  as master servicer,  and U.S. Bank National  Association,  as trustee) (the Series Supplement,  together with the Standard Terms, the "PSA").

1.       This Confirmation  evidences a complete,  binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition,  this Confirmation  supplements,  forms a part of, and is subject to an  agreement  in the form of the ISDA  Master  Agreement  (Multicurrency-Cross
Border),  with such  modifications  as are  specified  herein,  as if we had executed an Agreement in such form on the Trade  Date of the  first  such  Transaction  between  us (the  "AGREEMENT").  All  provisions contained  or  incorporated  by  reference  in the  Agreement  shall  govern this  Confirmation  except as expressly  modified  below.  In the event of any  inconsistency  between the  provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                                         Morgan Stanley Capital Services Inc.

Party A Credit Support:                          Payments guaranteed by Morgan Stanley

Party B:                                         RFMSI Series  2006-S6  Trust,  acting  through U.S.  Bank
                                                 National Association,  not in its individual capacity but
                                                 solely as Trustee  for the  benefit  of the RFMSI  Series
                                                 2006-S6 Trust

Trade Date:                                      July 18, 2006

Notional Amount:                                 With  respect to any  Calculation  Period,  the lesser of
                                                 (i) the  amount set forth for such  period in  Schedule A
                                                 attached  hereto  and  (ii)  the  Certificate   Principal
                                                 Balance of the Class A-3 Certificates  immediately  prior
                                                 to the related Distribution Date.

Effective Date:                                  July 25, 2006

Termination Date:                                May 25, 2010

Fixed Amounts:

     Fixed Amount Payer:                         Party B

     Fixed Amount Payer Payment Date:            July 28, 2006

     Fixed Amount:                               USD $545,000

Floating Amounts:

     Floating Amount:                            To  be  determined  in  accordance   with  the  following
                                                 formula:

                                                 Greater of (i)  (Floating  Rate Option minus Strike Rate)
                                                 *  Notional  Amount * Floating  Rate Day Count  Fraction,
                                                 and (ii) zero.

     Floating Rate Payer:                        Party A

     Strike Rate:                                5.25%

     Floating Rate Payer Payment Dates:          Early Payment - For each  Calculation  Period,  the first
                                                 Business  Day prior to each  Floating  Rate Payer  Period
                                                 End Date.

     Floating Rate Payer Period End Date(s):     The 25th of each month in each year from (and  including)
                                                 August 25, 2006 to (and including) the  Termination  Date
                                                 with no  adjustment  to Period  End  Dates.  The  initial
                                                 Calculation  Period will accrue  from and  including  the
                                                 Effective  Date to but excluding  August 25, 2006 and the
                                                 final  Calculation  Period will accrue from and including
                                                 April 25, 2010 to but excluding the Termination Date.

     Floating Rate Option:                       USD-LIBOR-BBA,  provided,  however,  that if the Floating
                                                 Rate  determined  from such  Floating Rate Option for any
                                                 Calculation  Period is  greater  than 8.75% per annum for
                                                 such Calculation  Period, then the Floating Rate for such
                                                 Calculation  Period  shall be deemed to be equal to 8.75%
                                                 per annum.

     Designated Maturity:                        1 Month

     Floating Rate Day Count Fraction:           30/360

     Reset Dates:                                The first day of each Calculation Period.

Compounding:                                     Inapplicable

Business Days:                                   New York

Calculation Agent:                               Party A; provided,  however,  that if an Event of Default
                                                 occurs  with  respect  to Party A,  then  Party B, at the
                                                 direction of Residential  Funding  Corporation,  shall be
                                                 entitled to appoint a financial  institution  which would
                                                 qualify   as  a   Reference   Market-maker   to   act  as
                                                 Calculation Agent.
3.       Account Details:

Payments to Party A:                                 Citibank, New York
                                                     ABA No. 021 000 089
                                                     For:  Morgan Stanley Capital Services Inc.
                                                     Account No. 4072 4601

Operations Contact:                                  Operations
                                                     Tel:  212-761-4662
                                                     Fax:  410-534-1431

Payments to Party B:                                 U.S. Bank National Association
                                                     ABA No. 09 1000022
                                                     Account No. 1731-0332-2058
                                                     Reference:  RFMSI Series 2006-S6
                                                     OBI:  Attention:  John Thomas
                                                     Ref Account No. 103858000
4.       Modifications to the Agreement:

                  The parties  hereby  agree to amend the  Agreement  referenced  in  paragraph 1 above as follows:
(A)      TERMINATION PROVISIONS.  For purposes of the Agreement:

(i)      "SPECIFIED ENTITY" means in relation to Party A for the purpose of the Agreement:

                                    Section 5(a)(v):  None;
                                    Section 5(a)(vi):  None;
                                    Section 5(a)(vii):  None;
                                    Section 5(b)(iv):  -None;

                  and in relation to Party B for the purpose of the Agreement:

                                    Section 5(a)(v):  None;
                                    Section 5(a)(vi):  None;
                                    Section 5(a)(vii):  None;
                                    Section 5(b)(iv):  None.
(ii)     "SPECIFIED TRANSACTION" shall be inapplicable to Party A and Party B.
(iii)    The  "CREDIT  SUPPORT  DEFAULT"  provisions  of  Section  5(a)(iii)  of  the  Agreement  will  be inapplicable to Party B.
(iv)     The  "MISREPRESENTATION"  provisions of Section 5(a)(iv) of the Agreement will be inapplicable to
         Party A and Party B.
(v)      The "DEFAULT UNDER  SPECIFIED  TRANSACTION"  provisions of Section  5(a)(v) of the Agreement will be inapplicable to Party A and Party B.
(vi)     The "CROSS  DEFAULT"  provisions of Section  5(a)(vi) of the Agreement  will be  inapplicable  to
         Party A and Party B.
(vii)    The  "CREDIT  EVENT  UPON  MERGER"  provisions  of  Section  5(b)(iv)  of the  Agreement  will be inapplicable to Party A and Party B.
(viii)   The "BANKRUPTCY" provision of Section 5(a)(vii)(2) will not apply to Party B.
(ix)     The  "AUTOMATIC  EARLY  TERMINATION"   provision  of  Section  6(a)  of  the  Agreement  will  be inapplicable to Party A and Party B.
(x)      PAYMENTS ON EARLY TERMINATION.  For the purpose of Section 6(e) of the Agreement:

                           "MARKET QUOTATION" and "SECOND METHOD" will apply for the purpose of Section
                           6(e) of the Agreement.

                           "TERMINATION CURRENCY" means United States Dollars.
(xi)     ADDITIONAL TERMINATION EVENTS.  The following shall constitute an Additional Termination Event:

         CAP  COUNTERPARTY  DISCLOSURE  EVENT.  If Party A neither  provides  Cap  Counterparty  Financial
         Disclosure (as defined in paragraph 4(n) hereof)  pursuant to the  Indemnification  Agreement (as defined in paragraph  4(n) hereof) nor assigns this  Agreement in accordance  with paragraph 4(n)
         hereof.  For all  purposes  of this  Agreement,  Party A shall be the sole  Affected  Party  with respect  to  the  occurrence  of a  Termination  Event  described  in  this  paragraph  4(a)(xi);
         provided,  however, that,  notwithstanding  Section 6(b)(iv) of the Agreement,  either Party A or
         Party B may  designate an Early  Termination  Date  following the  occurrence of the  Termination
         Event described in this paragraph 4(a)(xi).

(B)      FULLY-PAID  TRANSACTIONS.  Notwithstanding  the terms of  Sections  5 and 6 of the  Agreement  if
Party B has  satisfied in full all of its payment  obligations  under  Section  2(a)(i) of the  Agreement, then unless  Party A is required  pursuant to  appropriate  proceedings  to return to Party B or otherwise returns to Party B upon  demand of Party B any portion of such  payment,  (a) the  occurrence  of an event described  in Section  5(a) of the  Agreement  with  respect to Party B shall not  constitute  an Event of
Default or  Potential  Event of Default with  respect to Party B as the  Defaulting  Party and (b) Party A shall be entitled to designate an Early  Termination  Event pursuant to Section 6 of the Agreement only as a result of a Termination  Event set forth in either Section 5(b)(i) or Section  5(b)(ii) of the Agreement with  respect to Party A as the  Affected  Party or Section  5(b)(iii)  of the  Agreement  with respect to
Party A as the  Burdened  Party.  For  purposes of the  Transaction  to which this  Confirmation  relates,
Party B's only  obligation  under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed
Rate Payer Payment Date.

(C)      PARTY A AND PARTY B PAYER TAX  REPRESENTATIONS.  For the purpose of Section  3(e),  each of Party
A and Party B makes the following representation:

                           It is not  required by any  applicable  law, as modified by the practice of any relevant  governmental revenue authority,  of any Relevant Jurisdiction to make any  deduction  or  withholding  for or on account of any Tax from any  payment
                           (other than interest under Section 2(e),  6(d)(ii) or 6(e)) to be made by it to the other party under the  Agreement.  In making  this  representation,  it may rely  on (i)  the  accuracy  of any  representation  made  by the  other  party pursuant to Section 3(f);  (ii) the  satisfaction of the agreement of the other
                           party   contained  in  Section  4(a)(i)  or  4(a)(iii)  and  the  accuracy  and effectiveness  of any document  provided by the other party pursuant to Section
                           4(a)(i) or 4(a)(iii);  and (iii) the satisfaction of the agreement of the other party  contained  in Section  4(d),  provided  that it shall not be a breach of this  representation  where  reliance  is placed  on clause  (ii) and the other party does not deliver a form or document under Section  4(a)(iii) by reason of material prejudice to its legal or commercial position.

(D)      PAYEE TAX REPRESENTATIONS.

(i)      For the purpose of Section 3(f), Party A makes the following representation:

                           It is a  corporation  duly  organized  and  incorporated  under the laws of the
                           State   of   Delaware    and   is   not   a   foreign    corporation   for
                           United States tax purposes.

(ii)     For the purpose of Section 3(f), Party B makes the following representation:

                           It is a  "United  States  person" as such term is defined in
                           Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

(E)      GOVERNING LAW;  JURISDICTION.  The Agreement,  each Credit Support Document and each Confirmation will be  governed  by and  construed  in  accordance  with the laws of the  State of  New  York, without  reference to choice of law doctrine.  Section  13(b) is amended by: (1) deleting  "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(F)      WAIVER OF JURY TRIAL.  Each party waives,  to the fullest  extent  permitted by  applicable  law, any right it may have to a trial by jury in respect of any  Proceedings  relating to the  Agreement or any
Credit Support Document.

(G)      "AFFILIATE"  will have the meaning  specified  in Section  14,  except that it shall not apply to
Party B, and, in relation to Party A, shall exclude Morgan Stanley Derivative Products Inc.

(H)      ADDITIONAL  REPRESENTATIONS.  Section  3 is hereby  amended  by  adding  at the end  thereof  the following Subparagraphs:

(i)      It is an "eligible  contract  participant"  within the meaning of Section 1a(12) of the Commodity
         Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.
(ii)     It has entered into the Agreement  (including each Transaction  evidenced thereby) in conjunction with its line of business (including financial  intermediation  services) or the financing of its business.
(iii)    It is entering  into the  Agreement,  any Credit  Support  Document to which it is a party,  each
         Transaction  and  any  other  documentation  relating  to the  Agreement  or any  Transaction  as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(iv)     ERISA  REPRESENTATION.  Party B represents and warrants at all times hereunder that either (A)(x)
         it is not a pension plan or employee  benefit  plan,  and (y) (1) that it is not acting on behalf of any such  plan or using  assets  of any such  plan or  assets  deemed to be assets of any such plan in  connection  with  any  Transaction  under  this  Agreement  or (2) any  pension  plan or employee  benefits  plan  subject to the Employee  Retirement  Income  Security  Act of 1974,  as
         amended  ("ERISA"),  or Section  4975 of the  Internal  Revenue  Code of 1986,  as  amended  (the
         "Code"),  or (B) any person who is acting on behalf of such a plan,  who  purchases a certificate issued by the Trust while this  Agreement is in existence (i) shall  represent or shall be deemed to  represent  (x)  that  it is an  "accredited  investor"  or (y)  that  the  purchase  of  such certificate  is in reliance on an exemption  that is equivalent to (and provides at least as much exemptive  relief as)  Prohibited  Transaction  Class  Exemption  95-60 or (ii) shall  provide an opinion of counsel which states that such purchase is permissible  under  applicable law and will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

(I)  RELATIONSHIP  BETWEEN  PARTIES.  Each  party  will be  deemed to  represent  to the other party on the date on which it enters into a  Transaction  that (absent a written  agreement between the parties  that  expressly  imposes  affirmative  obligations  to the contrary for that
         Transaction):

                           (i)  NON-RELIANCE.  Each  of  Party  A  and  Party  B is  acting  for  its  own account.  Each of Party A and  Party B has made its own  independent  decisions  to enter  into that
      Transaction  and as to whether that  Transaction  is appropriate or proper for it based upon its own judgment and upon advice from such  advisers as it has deemed  necessary.  Neither Party A nor Party
      B is relying on any  communication  (written or oral) of the other party as investment  advice or as a  recommendation  to  enter  into  that  Transaction;  it being  understood  that  information  and explanations  related  to the  terms  and  conditions  of a  Transaction  shall  not  be  considered investment  advice or a recommendation  to enter into that  Transaction.  No communication  (written or oral)  received  from the other party shall be deemed to be an  assurance  or guarantee as to the expected results of that  Transaction.  Notwithstanding  the foregoing,  in the case of the Trustee, it has entered into this Agreement pursuant to direction received by it pursuant to the PSA.

                           (ii)  ASSESSMENT  AND  UNDERSTANDING.  It is capable of assessing the merits of
         and  understanding  (on  its  own  behalf  or  through  independent   professional  advice),  and
         understands  and  accepts,  the  terms,  conditions  and  risks of that  Transaction.  It is also capable  of  assuming,  and  assumes,  the  risks  of that  Transaction,  and in the  case of the
         Trustee, it has been directed by the PSA to enter into that Transaction.

                           (iii)  STATUS  OF  PARTIES.  Party A is not  acting  as a  fiduciary  for or an adviser to it in respect of that Transaction.
(J)      ADDRESSES FOR NOTICES.  For the purpose of Section 12(a):

                           (i)      Address for notices or communications to Party A:

                                    Morgan Stanley Capital Services Inc.
                                    1585 Broadway, 10th Floor
                                    New York, New York 10036
                                    Attention:  Chief Legal Officer
                                    Facsimile No.:  410-534-1431

                           (ii)     Address for notices or communications to Party B:

                                    U.S. Bank National Association
                                    60 Livingston Avenue
                                    EP-MN-WS3D
                                    St. Paul, Minnesota 55107
                                    Attn:  Structured Finance/RFMSI Series 2006-S6
                                    with a copy to:  Residential Funding Corporation
                                    8400 Normandale Lake Boulevard
                                    Suite 250, Minneapolis, Minnesota 55437
                                    Attention:  Heather Anderson

(K)      SET-OFF.  Notwithstanding  any  provision  of the  Agreement  or any  other  existing  or  future agreement,  each  party  irrevocably  waives  any and all  rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or condition  payment or performance  of any obligation  between it and the other party hereunder  against any obligation  between it and the other party under any other  agreements.
The  provisions  for Set-Off set forth in Section  6(e) of the  Agreement  shall not apply for purposes of this Transaction.

(L)      LIMITATION ON  LIABILITY.  Party A and Party B agree to the  following:  (a) the sole recourse in respect of the  obligations  of Party B  hereunder  shall be to the Trust  Fund,  (b) U.S.  Bank  National
Association  is entering  into the  Agreement  solely in its  capacity as trustee on behalf of Party B and not in its  individual  capacity in the exercise of the powers and  authority  conferred  and vested in it under the PSA and (c) in no case shall U.S. Bank National  Association  (or any person acting as successor trustee under the PSA) be personally  liable for or on account of any of the statements,  representations, warranties,  covenants or obligations stated to be those of Party B under the terms of the Agreement,  all such  liability,  if any, being  expressly  waived by Party A and any person claiming by, through or under
Party A.

(M)      NOTICES.  Section  12(a) is  amended  by adding  in the  third  line  thereof  after  the  phrase
"messaging  system"  and  before  the ")" the  words,  ";  provided,  however,  any such  notice  or other communication  may be  given  by  facsimile  transmission  if telex is  unavailable,  no telex  number  is supplied to the party providing  notice,  or if answer back confirmation is not received from the party to whom the telex is sent."

(N)      REGULATION AB. Reference is hereby made to the  Indemnification  Agreement (the  "INDEMNIFICATION
AGREEMENT") dated as of July 28, 2006, among Residential Funding Mortgage  Securities I, Inc.  Residential
Funding  Corporation and Party A. In accordance with the Indemnification  Agreement,  Party A may, in lieu of providing Cap  Counterparty  Financial  Disclosure (as defined below),  within 10 Business Days after a request  for  Cap  Counterparty  Financial  Disclosure  pursuant  to  the  terms  of  the  Indemnification
Agreement,  assign  this  Agreement  at its own cost to another  entity  that has  agreed to  provide  Cap
Counterparty  Financial  Disclosure  with respect to itself;  provided,  that the failure of Party A to so assign will not  constitute  an Event of Default  under this  Agreement.  If Party A neither  provides Cap
Counterparty  Financial  Disclosure pursuant to the  Indemnification  Agreement nor assigns this Agreement pursuant to the preceding  sentence,  an Additional  Termination Event will occur as provided in paragraph
4(a)(xi) herein.

         "CAP  COUNTERPARTY  FINANCIAL  DISCLOSURE"  has the meaning given thereto in the  Indemnification
         Agreement.

(O)      AGREEMENT  TO  DELIVER  DOCUMENTS.  For the  purpose  of Section  4(a)(i),  each party  agrees to deliver the following documents, as applicable:

                           Tax forms, documents, or certificates to be delivered are:

                           Party A agrees to complete, execute, and deliver to Party B, a correct, complete and executed U.S. Internal Revenue Service Form W-9 (or any successor thereto):  (i) promptly after execution and delivery of the Agreement, (ii)
                           promptly upon reasonable demand by Party B, (iii) promptly upon learning that such form or document is required, and (iv) upon learning that any such form previously provided by Party A has become obsolete or incorrect.

                           Party B agrees to complete, execute, and deliver to Party A, a correct, complete and executed U.S. Internal Revenue Service Form W-9 (or any successor thereto) that eliminates U.S. federal backup withholding tax on payments under the Agreement, and any other document reasonably requested by Party A to allow
                           Party A to make payments under the Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate (i) promptly after execution and delivery of the
                           Agreement, (ii) promptly upon reasonable demand by Party A, (iii) promptly upon learning that such form or document is required, and (iv) upon learning that any such form previously provided by Party B has become obsolete or incorrect.

(P)      OBLIGATIONS.  Section 2 is amended by adding the following to the end thereof:

                           "(f) Party B shall deliver or cause to be delivered to Party A a correct, complete and executed U.S. Internal Revenue Service Form W-9 (or any successor thereto) that eliminates U.S. federal backup withholding tax on payments under the Agreement as soon as is practicable after the Effective Date."

(Q)      NON-PETITION. Party A agrees that it will not, prior to at least one year and one day (or if longer, the applicable preference period then in effect) following the payment in full of all the Class A-3 Certificates issued pursuant to the PSA and the expiration of all applicable preference periods under the laws of the United States or any other jurisdiction, if longer, relating to any such payment, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B;
provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation the Trustee or the Master Servicer, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable laws.

Please  confirm that the  foregoing  correctly  sets forth the terms of our  agreement  by executing  this
Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.

By:  .....................................................
     Name:
     Title:

RFMSI SERIES 2006-S6 TRUST
     By:  U.S. Bank National Association, not in its individual capacity but solely as trustee for the benefit of the the RFMSI Series 2006-S6 Trust

By:  .....................................................
     Name:
     Title:

                                                SCHEDULE A

                  ------------------------------------------------- --------------------------
                                 CALCULATION PERIOD                 NOTIONAL AMOUNT ($)
                  ------------------------------------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  (FROM AND INCLUDING)        (TO BUT EXCLUDING)
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  Effective Date              8/25/2006                         50,000,000.00
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  8/25/2006                   9/25/2006                         49,999,702.57
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  9/25/2006                   10/25/2006                        49,999,405.15
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  10/25/2006                  11/25/2006                        49,999,107.72
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  11/25/2006                  12/25/2006                        49,960,852.47
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  12/25/2006                  1/25/2007                         49,833,275.36
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  1/25/2007                   2/25/2007                         49,616,931.55
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  2/25/2007                   3/25/2007                         49,312,514.12
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  3/25/2007                   4/25/2007                         48,920,853.83
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  4/25/2007                   5/25/2007                         48,442,918.35
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  5/25/2007                   6/25/2007                         47,879,811.25
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  6/25/2007                   7/25/2007                         47,232,770.60
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  7/25/2007                   8/25/2007                         46,503,167.19
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  8/25/2007                   9/25/2007                         45,692,502.45
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  9/25/2007                   10/25/2007                        44,802,405.97
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  10/25/2007                  11/25/2007                        43,834,632.71
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  11/25/2007                  12/25/2007                        42,791,059.83
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  12/25/2007                  1/25/2008                         41,673,683.21
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  1/25/2008                   2/25/2008                         40,484,613.65
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  2/25/2008                   3/25/2008                         39,226,072.72
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  3/25/2008                   4/25/2008                         37,900,388.30
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  4/25/2008                   5/25/2008                         36,509,989.88
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  5/25/2008                   6/25/2008                         35,057,403.50
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  6/25/2008                   7/25/2008                         33,545,246.43
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  7/25/2008                   8/25/2008                         31,976,221.66
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  8/25/2008                   9/25/2008                         30,353,112.06
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  9/25/2008                   10/25/2008                        28,678,774.36
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  10/25/2008                  11/25/2008                        26,956,132.92
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  11/25/2008                  12/25/2008                        25,188,173.32
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  12/25/2008                  1/25/2009                         23,460,042.26
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  1/25/2009                   2/25/2009                         21,771,076.19
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  2/25/2009                   3/25/2009                         20,120,622.54
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  3/25/2009                   4/25/2009                         18,508,039.57
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  4/25/2009                   5/25/2009                         16,932,696.18
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  5/25/2009                   6/25/2009                         15,393,971.75
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  6/25/2009                   7/25/2009                         13,891,255.96
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  7/25/2009                   8/25/2009                         12,423,948.59
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  8/25/2009                   9/25/2009                         10,991,459.41
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  9/25/2009                   10/25/2009                         9,593,207.96
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  10/25/2009                  11/25/2009                         8,228,623.43
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  11/25/2009                  12/25/2009                         6,897,144.48
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  12/25/2009                  1/25/2010                          5,598,219.08
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  1/25/2010                   2/25/2010                          4,331,304.36
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  2/25/2010                   3/25/2010                          3,095,866.48
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  3/25/2010                   4/25/2010                          1,891,380.44
                  --------------------------- --------------------- --------------------------
                  --------------------------- --------------------- --------------------------
                  4/25/2010                   Termination Date                     717,329.97
                  --------------------------- --------------------- --------------------------